Exhibit 10.1

AMENDMENT NO. 1

to

Sponsor support agreement

This Amendment No. 1 to the Sponsor Support Agreement (this “Amendment”) is made as of June 9, 2021, by and among Roivant Sciences Ltd., a Bermuda exempted limited company (the “Company”), Montes Archimedes Acquisition Corp., a Delaware corporation (“MAAC”), Patient Square Capital LLC, a Delaware limited liability company (the “MAAC Sponsor”), and each of James C. Momtazee, George Barrett, Maria C. Walker and Steve Oesterle (collectively, the “Insiders”, and together with the MAAC Sponsor, the “Shareholders”). Capitalized terms used, but not otherwise defined herein, shall have the meaning given to them in the Sponsor Support Agreement (as defined below) or the Business Combination Agreement (as defined below), as the context so requires.

WHEREAS, on May 1, 2021 (a) the Company, MAAC, the MAAC Sponsor and, solely for purposes of certain provisions therein, the Insiders entered into that certain Sponsor Support Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, the “Sponsor Support Agreement”), and (b) MAAC, the Company and Rhine Merger Sub, Inc., a Delaware corporation and a direct wholly owned Subsidiary of the Company, entered into that certain Business Combination Agreement (as amended, amended and restated, supplemented or otherwise modified from time to time in accordance with its terms, including, for the avoidance of doubt, as amended by Amendment No. 1 to the Business Combination Agreement, the “Business Combination Agreement”);

WHEREAS, pursuant to Section 16 of the Sponsor Support Agreement, the Sponsor Support Agreement may be amended if, and only if, such amendment is in writing and signed by the Company, MAAC and the Shareholders;

WHEREAS, the Company, MAAC and each Shareholder desires to amend the Sponsor Support Agreement to provide that, among other things, (a) each MAAC Class B Share held by George Barrett or Steve Oesterle (each, a “MAAC Independent Director”) issued and outstanding immediately prior to the Effective Time be converted as of the Effective Time into the number of Company Post-Closing Common Shares equal to the Sponsor Exchange Ratio, on the terms and subject to the conditions set forth in the Business Combination Agreement and the Sponsor Support Agreement, and (b) a portion of the Company Post-Closing Common Shares issued upon conversion of the MAAC Class B Shares held by a MAAC Independent Director in the Merger be subject to the vesting provisions set forth in the Sponsor Support Agreement; and

WHEREAS, on the date hereof (a) the Company and MAAC are entering into Amendment No. 1 to the Business Combination Agreement (“Amendment No. 1 to the Business Combination Agreement”) in connection with the amendments contemplated hereby and (b) each MAAC Independent Director, on the one hand, and the Company, on the other hand, are entering into a Lock-Up Agreement (each, a “MAAC Independent Director Lock-Up Agreement”); and

NOW, THEREFORE, in consideration for the mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, MAAC and each Shareholder hereby agree to amend the Sponsor Support Agreement as follows:

1.             Amendments to the Sponsor Support Agreement.

(a)                Section 2 of the Sponsor Support Agreement is hereby amended and restated in its entirety and replaced with the following:

“2.           Earn-Out Shares.

(a)                Subject to, and conditioned upon the occurrence of and effective immediately after the Effective Time, (i) 20% of the number of Company Post-Closing Common Shares issued to the MAAC Sponsor, any Affiliate of the MAAC Sponsor, any MAAC Independent Director (as defined in the BCA) or any MAAC Independent Director Transferee (as defined in the BCA) upon the conversion of MAAC Class B Shares held by him, her or it immediately prior to the Effective Time (rounded up to the nearest whole share) shall be subject to the provisions set forth below in this Section 2 (such Company Post-Closing Common Shares, the “20% Earn-Out Shares”), (ii) 10% of the number of Company Post-Closing Common Shares issued to the MAAC Sponsor, any Affiliate of the MAAC Sponsor, any MAAC Independent Director or any MAAC Independent Director Transferee(s) upon the conversion of MAAC Class B Shares held by him, her or it immediately prior to the Effective Time (rounded up to the nearest whole share) shall be subject to the provisions set forth below in this Section 2 (such Company Post-Closing Common Shares, the “10% Earn-Out Shares” and, together with the 20% Earn-Out Shares, the “Earn-Out Shares”) and (iii) the remaining 70% of the number of Company Post-Closing Common Shares issued to the MAAC Sponsor, any Affiliate of the MAAC Sponsor, any MAAC Independent Director or any MAAC Independent Director Transferee upon the conversion of MAAC Class B Shares held by him, her or it immediately prior to the Effective Time (rounded down to the nearest whole share) shall not be subject to the provisions set forth below in this Section 2 (such Company Post-Closing Common Shares, the “Retained Shares”).

(b)                Subject to, and conditioned upon the occurrence of and effective immediately after the Effective Time, the Earn-Out Shares shall be unvested and subject to the restrictions and forfeiture provisions set forth in this Section 2. The Earn-Out Shares shall vest and become free of the provisions set forth in this Section 2 at such time as the Stock Price (as defined below) of Company Post-Closing Common Shares equals or exceeds (x) with respect to the 20% Earn-Out Shares, $15.00 per share (the “20% Trigger Price”), and (y) with respect to the 10% Earn-Out Shares, $20.00 per share (the “10% Trigger Price” and, together with the 20% Trigger Price, the “Trigger Price”), in each case, for any 20 Trading Days within any 30 Trading Day period commencing no earlier than the Closing Date and ending no later than the fifth (5th) anniversary of the Closing Date (the “Earn-Out End Date”); provided, however, that (i) if the Earn-Out End Date occurs on a day that is not a Trading Day, then the Earn-Out End Date shall be deemed to occur on the next following Trading Day, and (ii) if the Company or any of its Affiliates enters into a definitive agreement with respect to a Sale (as defined below) on or prior to the Earn-Out End Date, then the Earn-Out End Date shall be automatically extended and shall be deemed to occur on the earlier of (A) the day after such Sale is consummated and (B) the termination of such definitive agreement with respect to such Sale in accordance with its terms. Any Earn-Out Shares that have not vested in accordance with this Section 2(b) or Section 2(c) on or before the Earn-Out End Date will be immediately forfeited at 11:59 p.m., New York, New York time on the Earn-Out End Date.

(c)                In the event of a Sale (as defined below) on or prior to the Earn-Out End Date, any unvested Earn-Out Shares will fully vest and become free of the restrictions set forth in this Section 2 as of immediately prior to the closing of such Sale. For purposes of this Agreement, “Sale” means (A) a purchase, sale, exchange, merger, business combination or other transaction or series of related transactions in which substantially all of the Company Post-Closing Common Shares are, directly or indirectly, converted into cash, securities or other property or non-cash consideration (other than, in the case of this clause (A), any transaction in which the holders of Company Post-Closing Common Shares as of immediately prior to the consummation of such transaction continue to own all or substantially all of the equity securities of the Company (or any successor or parent entity of the Company) immediately following the consummation of such transaction), (B) a direct or indirect sale, lease, exchange or other transfer (regardless of the form of the transaction) in one transaction or a series of related transactions of a majority of the Company’s assets, as determined on a consolidated basis, to a third party or third parties acting as a “group” (as defined in Section 13(d)(3) of the Exchange Act) or (C) any transaction or series of transactions that results, directly or indirectly, in the shareholders of the Company as of immediately prior to such transactions holding, in the aggregate, less than fifty percent (50%) of the voting Equity Securities of the Company (or any successor or parent company of the Company) immediately after the consummation thereof (excluding, for the avoidance of doubt, any Earn-out Shares) (in the case of each of clause (A), (B) or (C), whether by amalgamation, merger, consolidation, arrangement, tender offer, recapitalization, purchase, issuance, sale or transfer of Equity Securities or assets or otherwise).

(d)                Each Shareholder agrees that he, she or it shall not engage in any Sale Transaction (as defined in the applicable Lock-Up Agreement) with respect to any of his, her or its Earn-Out Shares until such time as the Earn-Out Shares have vested pursuant to Section 2(b) or Section 2(c). Notwithstanding the foregoing or anything to the contrary herein, (i) the MAAC Sponsor, any Affiliate of the MAAC Sponsor, any MAAC Independent Director or any MAAC Independent Director Transferee (and, for the avoidance of doubt, any permitted transferees pursuant to this clause (i)) may transfer all or any of the Earn-Out Shares held by him, her or it in any transfer of the type described in Sections 1(b)(iii)(A) through (C) or (F) of the applicable Lock-Up Agreement, provided that, in the case of a transfer of the type described in clauses (A) through (C), the transferee shall, in addition to any requirements in the applicable Lock-Up Agreement, agree in writing that he, she or it is receiving and holding such Earn-Out Shares subject to the provisions of this Section 2 and (ii) from and after a transfer pursuant to clause (i) of this sentence, all references to any of the MAAC Sponsor, any Affiliate of the MAAC Sponsor, any MAAC Independent Director or any MAAC Independent Director Transferee in this Section 2 and Section 7 shall include such transferee and shall collectively mean the MAAC Sponsor, any Affiliate of the MAAC Sponsor, any MAAC Independent Director or any MAAC Independent Director Transferee (to the extent that he, she or it then holds Earn-Out Shares) and each permitted transferee of the Earn-Out Shares originally held by the MAAC Sponsor, any Affiliate of the MAAC Sponsor, any MAAC Independent Director or any MAAC Independent Director Transferee pursuant to clause (i) of this sentence (in each case, to the extent he, she or it then holds Earn-Out Shares). Each transferee of Earn-Out Shares pursuant to clause (i) of the preceding sentence shall be a third party beneficiary of this Section 2 and Section 7.

(e)                As used herein, “Stock Price” means, on any date on or after the Closing and on or prior to the Earn-Out End Date, the closing sale price per share of Company Post-Closing Common Shares reported as of 4:00 p.m., New York, New York time on such date by Bloomberg, or if not available on Bloomberg, as reported by or an authoritative source generally used for such purposes and selected by the Company, and “Trading Day” means any day on which trading is generally conducted on Nasdaq or any other exchange on which the Company Post-Closing Common Shares are traded on or after the Closing and on or prior to the Earn-Out End Date. The Earn-out Shares and the applicable Trigger Price (and all references to Company Post-Closing Common Shares and each of the foregoing in this Agreement) shall each be adjusted appropriately to reflect the effect of any stock split, reverse stock split, stock dividend (including any dividend or other distribution of securities convertible into Company Post-Closing Common Shares), reorganization, recapitalization, reclassification, combination, exchange of shares or other like change with respect to the Company Post-Closing Common Shares (or any other Equity Securities into which they are adjusted pursuant to this Section 2(e)) at any time prior to the vesting of the Earn-out Shares pursuant to this Section 2 so as to provide the holders of the Earn-Out Shares with the same economic effect as contemplated by this Section 2 prior to such event and as so adjusted shall, from and after the date of such event, be the Earn-Out Shares and the 20% Trigger Price or the 10% Trigger Price, as applicable.

(f)                 The Company shall use reasonable best efforts to remain listed as a public company on, and for the Earn-Out Shares to be tradable over, Nasdaq or any other nationally recognized U.S. stock exchange; provided, however, the foregoing shall not limit the Company or any of its Affiliates from consummating a Sale or entering into a definitive agreement that contemplates a Sale. Subject to Section 2(c) and the other applicable provisions of this Section 2, upon the consummation of Sale the Company shall have no further obligations under this Section 2(f).

(g)             At the time that the Earn-Out Shares become vested pursuant to this Section 2, the Company shall remove any legends, stock transfer restrictions, stop transfer orders or similar restrictions with respect to the Earn-Out Shares related to such vesting or this Section 2 (other than, for the avoidance of doubt, those that relate to any applicable and then-existing Lock-Up Period (as defined in the applicable Lock-Up Agreement) with respect to such Earn-Out Shares).

(h)             For the avoidance of doubt, (i) the MAAC Sponsor, any Affiliate of the MAAC Sponsor, any MAAC Independent Director or any MAAC Independent Director Transferee shall retain all of his, her or its rights as a stockholder of the Company with respect to the Earn-Out Shares owned by him, her or it during any period of time that such shares are subject to restriction on transfer or sale hereunder, including the right to vote any such shares and the right to receive dividends and other distributions with respect to such Earn-Out Shares prior to vesting (provided that dividends and other distributions with respect to Earn-Out Shares that are subject to vesting and are unvested at the time of such dividend or distribution shall be set aside by the Company and shall only be paid to such holders upon the vesting of such Earn-Out Shares (and, if any dividends or other distributions with respect to Earn-Out Shares are set aside and such Earn-Out Shares are subsequently forfeited pursuant to this Section 2, such set aside dividends or distributions shall become the property of the Company)), (ii) any Earn-Out Shares that vest in accordance with the terms of this Section 2 shall remain subject to any applicable Lock-Up Period set forth in the applicable Lock-Up Agreement and (iii) notwithstanding the expiration of any Lock-Up Period with respect to any Earn-Out Shares, such shares shall remain subject to any applicable restrictions set forth this Section 2.

(i)              The MAAC Sponsor, any Affiliate of the MAAC Sponsor, any MAAC Independent Director or any MAAC Independent Director Transferee shall determine, based on advice from its own tax advisors, whether to make an election under Section 83(b) of the Code with respect to its Earn-Out Shares.

(j)             The Parties agree and acknowledge that the Earn-Out Shares are intended to constitute “voting stock” within the meaning of Section 368(a)(1) of the Code and the Treasury Regulations promulgated thereunder received by of the MAAC Sponsor, any Affiliate of the MAAC Sponsor, any MAAC Independent Director or any MAAC Independent Director Transferee(s) in connection with the Merger, and shall file all Tax Returns consistent with, and take no position inconsistent with (whether in audits, Tax Returns or otherwise), such treatment unless (i) such Party requests that each of Kirkland & Ellis LLP and Davis Polk & Wardwell LLP provides written confirmation to the effect that such treatment is more likely than not correct, and each such law firm fails to provide such confirmation prior to the later of (A) thirty (30) days following such request is made and (B) sixty (60) days prior to the date on which the relevant Tax Return is due (taking into account applicable extensions); provided that the Parties shall provide customary factual representations to such law firm; provided, further, that, for the avoidance of doubt, the Parties shall not be required to restructure, or otherwise alter the terms of, the transaction as provided for in this Agreement or the Business Combination Agreement, or (ii) otherwise required by a final “determination” within the meaning of Section 1313(a) of the Code.”

(k)           The definition “Lock-Up Agreements” is hereby amended, and deemed, to include the MAAC Independent Director Lock-Up Agreements.”

(b)                  Notwithstanding anything in the Sponsor Support Agreement to the contrary, the Insiders acknowledge and agree that Section 2 of the Sponsor Support Agreement shall apply to the Insiders.

2.                   Effect of Amendments and Modifications. Except as expressly amended hereby, the Sponsor Support Agreement shall remain unaltered and in full force and effect and the respective terms, conditions or covenants thereof are hereby in all respects confirmed. Whenever the Sponsor Support Agreement is referred to in any agreement, document or other instrument, such reference will be to the Sponsor Support as amended by this Amendment. For the avoidance of doubt, each reference in the Sponsor Support Agreement, as amended hereby, to “the date hereof”, the “date of this Agreement” and derivations thereof and other similar phrases shall continue to refer to May 1, 2021.

3.                   Miscellaneous. Sections 8.5, 8.7, 8.10, 8.11, 8.15 and 8.16 of the Business Combination Agreement are incorporated herein by reference, mutatis mutandis.

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IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

ROIVANT SCIENCES LTD.

By:	/s/ Marianne Romeo
Name:	Marianne Romeo
Title:	Head, Global Transactions & Risk Management

[Signature Page to Amendment No. 1 to the Sponsor Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

MONTES ARCHIMEDES ACQUISITION CORP.

By:	/s/ Maria C. Walker
Name:	Maria C. Walker
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to the Sponsor Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

PATIENT SQUARE CAPITAL LLC

By:	/s/ Maria C. Walker
Name:	Maria C. Walker
Title:	Chief Financial Officer

[Signature Page to Amendment No. 1 to the Sponsor Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

INSIDERS

By:	/s/ George Barrett
Name:	George Barrett
Address:	6724 Perimeter Loop Road, #311 Dublin, Ohio 43017

[Signature Page to Amendment No. 1 to the Sponsor Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

INSIDERS

By:	/s/ James C. Momtazee
Name:	James C. Momtazee
Address:	724 Oak Grove Ave, Suite 130 Menlo Park, California 94025

[Signature Page to Amendment No. 1 to the Sponsor Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

INSIDERS

By:	/s/ Maria C. Walker
Name:	Maria C. Walker
Address:	8240 McDaniel Road Fort Worth, Texas 76126

[Signature Page to Amendment No. 1 to the Sponsor Support Agreement]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be signed as of the date first written above.

INSIDERS

By:	/s/ Steve Oesterle
Name:	Steve Oesterle
Address:	240 Oliver Ave S. Minneapolis, Minnesota 55405

[Signature Page to Amendment No. 1 to the Sponsor Support Agreement]